EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 15th day of April, 1997.



/s/ William C. Ballard, Jr.
William C. Ballard, Jr.



								EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 15th day of April, 1997.



/s/ Richard T. Burke
Richard T. Burke



								EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 15th day of April, 1997.



/s/ James A. Johnson
James A. Johnson



								EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 10th day of April, 1997.



/s/ Thomas H. Kean
Thomas H. Kean



								EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 9th day of April,
 1997.



/s/ Douglas Leatherdale
Douglas Leatherdale



								EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 14th day of April,
 1997.



/s/ Elizabeth McCormack
Elizabeth McCormack



								EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 15th day of April,
 1997.



/s/ Robert L. Ryan
Robert L. Ryan



								EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 15th day of April,
 1997.



/s/ Kennett L. Simmons
Kennett L. Simmons



								EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 15th day of April,
 1997.



/s/ William G. Spears
William G. Spears



								EXHIBIT 24



POWER OF ATTORNEY


	KNOW ALL BY THESE PRESENTS that each person whose signature appears below constitutes and appoints each of William W. McGuire, M.D. and David J. Lubben, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the registration under the Securities Act of 1933 of common stock of United HealthCare Corporation (the "Company") issuable pursuant to the UNITED HEALTHCARE CORPORATION 1991 AMENDED AND RESTATED STOCK AND INCENTIVE PLAN, AS AMENDED THROUGH AUGUST 15, 1996, and any and all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, this Power of Attorney has been signed this 15th day of April,
 1997.



/s/ Gail R. Wilensky
Gail R. Wilensky